UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2022

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 27, 2022 (the “Closing Date”), Northern Oil and Gas, Inc. (the “Company”) completed its previously announced acquisition (the “Veritas Acquisition”) of non-operated oil and gas properties, interests and related assets located in the Permian Basin pursuant to that certain purchase and sale agreement (the “PSA”), dated as of November 16, 2021, by and among Veritas TM Resources, LLC, Veritas Permian Resources, LLC, Veritas Lone Star Resources, LLC, and Veritas MOC Resources, LLC (collectively, “Veritas”) and the Company.

Item 1.01    Entry into a Material Definitive Agreement.

Warrant Agreement

On the Closing Date, as partial consideration for the Acquired Assets (as defined below), the Company issued to Veritas Permian II, LLC and Veritas MOC Holdings, LLC (collectively, the “Veritas Warrantholders”) an aggregate of 1,939,998 warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price equal to $28.30 per share (subject to certain customary adjustments). The Warrants will be exercisable by the Veritas Warrantholders or their permitted transferees, in whole or in part, for the shares of Common Stock underlying the Warrants (such shares, the “Warrant Shares”) at any time beginning 90 days following the Closing Date and ending on January 27, 2029; provided that the Company shall not be required to issue Common Stock upon the exercise of any Warrants unless such issuance is pursuant to a valid exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the exercising holder provides evidence of the availability of such exemption reasonably satisfactory to the Company.

The foregoing description of the Warrants does not purport to be complete and is subject to, and qualified by, the full text of the form of the Warrants, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, in accordance with the PSA, the Company entered into a registration rights agreement with the Veritas Warrantholders (the “Registration Rights Agreement”) pursuant to which the Company has agreed to prepare and file a registration statement covering the resale of the Warrants and the Warrant Shares and to seek and maintain effectiveness of the same. The Company has agreed, among other things, to indemnify the Veritas Warrantholders and their permitted transferees with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The description of the Veritas Acquisition set forth under “Introductory Note” above is incorporated herein by reference.

At closing of the Veritas Acquisition, the Company acquired substantially all of the non-operated assets of Veritas located in the Permian Basin (the “Acquired Assets”), consisting of both producing and undeveloped properties. In accordance with the PSA, the Company paid closing consideration to Veritas in respect of the Acquired Assets consisting of $419.4 million in cash (which includes a $40.7 million cash deposit previously paid by the Company upon the execution of the PSA and held in escrow in accordance with the terms of the PSA) and 1,939,998 Warrants. The cash portion of the consideration is net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between the Company and Veritas. The Company funded the cash portion of the closing payment with borrowings under its revolving credit facility.

The material terms of the PSA were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on November 16, 2021, which is incorporated herein by reference. The description of the PSA included or incorporated by reference in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the PSA, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The description set forth under Item 1.01 above of the issuance of Warrants and the terms thereof is incorporated herein by reference. The Warrants were issued in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof to “accredited investors” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 7.01.    Regulation FD Disclosure.

On January 31, 2022, the Company issued a press release regarding the consummation of the Veritas Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
The Company intends to file the financial statements, if any, required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information, if any, required by Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1
Purchase and Sale Agreement, dated as of November 16, 2021, by and among Northern Oil and Gas, Inc., and Veritas TM Resources, LLC, Veritas Permian Resources, LLC, Veritas Lone Star Resources, LLC, and Veritas MOC Resources, LLC (incorporated by reference to Exhibit 2.1 to Northern Oil and Gas, Inc.’s Current Report on Form 8-K filed with the SEC on November 16, 2021).*

4.1	Form of Warrants to Purchase Common Shares.
10.1	Registration Rights Agreement, dated January 27, 2022, by and between Northern Oil and Gas, Inc., Veritas Permian II, LLC and Veritas MOC Holdings, LLC.
99.1	Press release of Northern Oil and Gas, Inc., dated January 31, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
________________

*    Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary